Exhibit 99, Table of Transactions

ARI Capital Partners LLLP, September 8, 2008 Transaction

Sold 1300 shares at $41.64

Sold 100 shares at $41.65

Sold 200 shares at $41.67

Sold 200 shares at $41.68

Sold 100 shares at $41.69

Sold 700 shares at $41.70

Sold 200 shares at $41.71

Sold 1000 shares at $41.72

Sold 700 shares at $41.73

Sold 900 shares at $41.74

Sold 400 shares at $41.76

Sold 100 shares at $41.77

Sold 1225 shares at $41.78

Sold 500 shares at $41.79

Sold 200 shares at $41.80

Sold 199 shares at $41.81

Sold 800 shares at $41.82

Sold 800 shares at $41.83

Sold 300 shares at $41.84

Sold 100 shares at $41.85

Sold 900 shares at $41.86

Sold 100 shares at $41.87

Sold 200 shares at $41.87

Sold 2300 shares at $41.88

Sold 1600 shares at $41.89

Sold 1100 shares at $41.90

Sold 1000 shares at $41.91

Sold 3000 shares at $41.92

Sold 100 shares at $41.93

Sold 100 shares at $41.94

Sold 2900 shares at $41.94

Sold 2700 shares at $41.95

Sold 2200 shares at $41.96

Sold 1955 shares at $41.97

Sold 2350 shares at $41.98

Sold 3500 shares at $41.99

Sold 1520 shares at $42.00

Sold 1728 shares at $42.01

Sold 100 shares at $42.02

Sold 2700 shares at $42.02

Sold 100 shares at $42.02

Sold 1563 shares at $42.03

Sold 100 shares at $42.04

Sold 1100 shares at $42.04

Sold 1900 shares at $42.05

Sold 1400 shares at $42.06

Sold 1737 shares at $42.07

Sold 1700 shares at $42.08

Sold 4700 shares at $42.09

Sold 1952 shares at $42.10

Sold 3200 shares at $42.11

Sold 3300 shares at $42.12

Sold 400 shares at $42.13

Sold 3000 shares at $42.13

Sold 4400 shares at $42.14

Sold 4700 shares at $42.15

Sold 200 shares at $42.16

Sold 1083 shares at $42.16

Sold 1517 shares at $42.17

Sold 700 shares at $42.18

Sold 2184 shares at $42.19

Sold 3800 shares at $42.20

Sold 3400 shares at $42.21

Sold 200 shares at $42.22

Sold 1200 shares at $42.22

Sold 2300 shares at $42.23

Sold 7467 shares at $42.24

Sold 100 shares at $42.25

Sold 1433 shares at $42.25

Sold 400 shares at $42.25

Sold 1600 shares at $42.26

Sold 1814 shares at $42.26

Sold 200 shares at $42.26

Sold 3695 shares at $42.27

Sold 300 shares at $42.28

Sold 1100 shares at $42.28

Sold 2031 shares at $42.29

Sold 400 shares at $42.30

Sold 300 shares at $42.30

Sold 3000 shares at $42.30

Sold 272 shares at $42.31

Sold 1883 shares at $42.32

Sold 1124 shares at $42.33

Sold 3669 shares at $42.34

Sold 4100 shares at $42.35

Sold 2300 shares at $42.36

Sold 100 shares at $42.37

Sold 3500 shares at $42.37

Sold 100 shares at $42.38

Sold 1000 shares at $42.38

Sold 1100 shares at $42.39

Sold 800 shares at $42.40

Sold 3300 shares at $42.41

Sold 1482 shares at $42.42

Sold 2592 shares at $42.43

Sold 1079 shares at $42.44

Sold 2000 shares at $42.45

Sold 100 shares at $42.46

Sold 4704 shares at $42.46

Sold 400 shares at $42.47

Sold 2300 shares at $42.47

Sold 200 shares at $42.48

Sold 4300 shares at $42.48

Sold 100 shares at $42.49

Sold 2121 shares at $42.49

Sold 2000 shares at $42.50

Sold 100 shares at $42.50

Sold 5400 shares at $42.51

Sold 500 shares at $42.52

Sold 2000 shares at $42.52

Sold 200 shares at $42.53

Sold 200 shares at $42.53

Sold 1300 shares at $42.53

Sold 754 shares at $42.54

Sold 100 shares at $42.55

Sold 1100 shares at $42.55

Sold 742 shares at $42.56

Sold 600 shares at $42.57

Sold 400 shares at $42.58

Sold 2185 shares at $42.58

Sold 1122 shares at $42.59

Sold 100 shares at $42.60

Sold 200 shares at $42.60

Sold 1400 shares at $42.61

Sold 1859 shares at $42.62

Sold 200 shares at $42.63

Sold 2099 shares at $42.63

Sold 1682 shares at $42.64

Sold 600 shares at $42.65

Sold 800 shares at $42.66

Sold 100 shares at $42.67

Sold 2166 shares at $42.67

Sold 1800 shares at $42.68

Sold 500 shares at $42.69

Sold 312 shares at $42.71

Sold 200 shares at $42.72

Sold 100 shares at $42.73

Sold 300 shares at $42.75

Sold 100 shares at $42.76

Sold 100 shares at $42.77

Sold 400 shares at $42.79

Sold 200 shares at $42.80

Sold 600 shares at $42.82

Sold 100 shares at $42.83

Sold 100 shares at $42.85

Sold 400 shares at $42.86

Sold 100 shares at $42.86

Sold 800 shares at $42.87

Sold 100 shares at $42.88

Sold 1800 shares at $42.88

Sold 1200 shares at $42.89

Sold 600 shares at $42.90

Sold 100 shares at $42.91

Sold 2741 shares at $42.91

Sold 100 shares at $42.94

Sold 400 shares at $42.95

Sold 100 shares at $42.96

Sold 300 shares at $42.96

Sold 400 shares at $42.97

Sold 300 shares at $42.99

Sold 2100 shares at $43.00

Sold 1107 shares at $43.01

Sold 100 shares at $43.02

Sold 803 shares at $43.02

Sold 793 shares at $43.03

Sold 100 shares at $43.04

Sold 400 shares at $43.04

Sold 100 shares at $43.05

Sold 597 shares at $43.05

Sold 500 shares at $43.06

Sold 300 shares at $43.07

Sold 877 shares at $43.08

Sold 1223 shares at $43.09

Sold 600 shares at $43.10

Sold 300 shares at $43.11

Sold 200 shares at $43.12

Sold 200 shares at $43.13

Sold 100 shares at $43.14

Sold 100 shares at $43.17

Sold 500 shares at $43.18

Sold 1600 shares at $43.19

Sold 800 shares at $43.20

Sold 101 shares at $43.21

Sold 599 shares at $43.26

Sold 100 shares at $43.29

Sold 300 shares at $43.31

Sold 300 shares at $43.34

Sold 100 shares at $43.35

Sold 75 shares at $43.36

Sold 200 shares at $43.39

Sold 1425 shares at $43.40

Sold 1100 shares at $43.41

Sold 500 shares at $43.42

Sold 640 shares at $43.43

Sold 1160 shares at $43.44

Sold 200 shares at $43.45

Sold 200 shares at $43.46

Sold 100 shares at $43.48

Sold 225 shares at $43.49

Sold 175 shares at $43.50

Sold 875 shares at $43.51

Sold 725 shares at $43.52

Sold 200 shares at $43.52

Sold 1100 shares at $43.53

Sold 800 shares at $43.53

Sold 1400 shares at $43.53

Sold 200 shares at $43.54

Sold 900 shares at $43.54

Sold 200 shares at $43.54

Sold 100 shares at $43.55

Sold 1900 shares at $43.55

Sold 400 shares at $43.55

Sold 500 shares at $43.56

Sold 400 shares at $43.56

Sold 500 shares at $43.56

Sold 500 shares at $43.56

Sold 3200 shares at $43.57

Sold 1000 shares at $43.58

Sold 100 shares at $43.58

Sold 100 shares at $43.59

Sold 200 shares at $43.59

Sold 900 shares at $43.59

Sold 1000 shares at $43.59

Sold 2300 shares at $43.60

Sold 3500 shares at $43.60

Sold 700 shares at $43.61

Sold 900 shares at $43.61

Sold 2400 shares at 43.61

Sold 100 shares at $43.62

Sold 100 shares at $43.62

Sold 1100 shares at $43.62

Sold 300 shares at $43.62

Sold 300 shares at $43.63

Sold 4652 shares at $43.63

Sold 1800 shares at $43.64

Sold 700 shares at $43.64

Sold 4000 shares at $43.64

Sold 200 shares at $43.64

Sold 1800 shares at $43.65

Sold 2500 shares at $43.65

Sold 300 shares at $43.66

Sold 1048 shares at $43.66

Sold 300 shares at $43.66

Sold 500 shares at $43.67

Sold 1100 shares at $43.67

Sold 700 shares at $43.68

Sold 200 shares at $43.69

Sold 1700 shares at $43.69

Sold 300 shares at $43.70

Sold 500 shares at $43.70

Sold 700 shares at $43.71

Sold 100 shares at $43.72

Sold 200 shares at $43.73

Sold 100 shares at $43.73

Sold 400 shares at $43.74

Sold 2000 shares at $43.74

Sold 100 shares at $43.75

Sold 700 shares at $43.75

Sold 400 shares at $43.75

Sold 2000 shares at $43.76

Sold 300 shares at $43.76

Sold 100 shares at $43.77

Sold 2600 shares at $43.77

Sold 2425 shares at $43.78

Sold 1375 shares at $43.80

Sold 600 shares at $43.81

Sold 100 shares at $43.85

Sold 400 shares at $43.92

Sold 100 shares at $43.95

Sold 1000 shares at $43.97

Sold 800 shares at $44.05

Sold 304 shares at $44.08

Sold 400 shares at $44.11

Sold 800 shares at $44.24

Sold 200 shares at $44.25

Sold 100 shares at $44.26

Sold 964 shares at $44.26

Sold 96 shares at $44.28

Sold 695 shares at $44.29

Sold 600 shares at $44.30

Sold 100 shares at $44.31

Sold 100 shares at $44.33

Sold 300 shares at $44.35

Sold 200 shares at $44.36

300,000 total shares sold at an average sale price of $42.68 per share.